EXHIBIT 10.1

SECOND AMENDMENT AND WAIVER AGREEMENT

THIS SECOND AMENDMENT AND WAIVER AGREEMENT (this “Agreement”), is dated as of January     , 2004, by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O’TOOL, INC., a Nevada corporation with its chief executive office and principal place of business at 1070 Mary Crest Road, Henderson, NV 89014, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS JAPAN KK, an entity organized in Japan with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, ROBERTS COMPANY CANADA LIMITED, an entity organized in Ontario, Canada with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7, ROBERTS HOLLAND B.V., an entity organized in The Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, P.O. Box 64, Parallelweg, The Netherlands, ROBERTS U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at Unit 10, Branxholme Industrial Estate, Bailiff Bridge, Brighouse, West Yorkshire, England, HD6 4EA, ROBERTS GERMANY GmbH, an entity organized in Germany with its chief executive office and principal place of business at Dreieichstrasse 10, 64546 Morfelden-Waldorf, Germany, ROBERTS S.A.R.L., an entity organized in France with its chief executive office and principal place of business at 25 rue de la Gare, 78370b Plaisir, France, Q.E.P. STONE HOLDINGS, INC., a Florida corporation with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. AUST. PTY. LIMITED, an entity organized in Australia with a place of business at 32-34 Hydrive Close, Victoria, Australia 3175, Q.E.P. CHILE LIMITADA, an entity organized in Chile with a place of business at Av. Recoleta 4464, Huechuraba, Santiago, Chile, Q.E.P. HOLDING B.V., an entity organized in the Netherlands with its chief executive office and principal place of business at 3360 AB Sliedrecht, Parallelweg, The Netherlands, Q.E.P. CO. NEW ZEALAND LIMITED, an entity organized in New Zealand with a place of business at 67 Dalgety Drive, Manukau City, Auckland, New Zealand, Q.E.P. ZOCALIS HOLDING L.L.C., a Delaware limited liability company with a place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. ZOCALIS S.R.L., an entity organized in Argentina with its chief executive office and principal place of business at 1607 Villa Adelina, Buenos Aries, Argentina, BOIARDI PRODUCTS CORPORATION, an Ohio corporation, with its chief executive office and principal place of business at 453 Main Street, Little Falls, New Jersey 07424, Q.E.P. CO. U.K. LIMITED, an entity organized in England with its chief executive office and principal place of business at 222 Grays Inn Road, London, England WC1X 8XF (all of the foregoing are hereinafter collectively referred to as, the “Borrower”), FLEET CAPITAL CORPORATION (“FCC”) and HSBC BANK USA (“HSBC” and together with FCC, the “Lenders” and each individually a “Lender”), and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at One Landmark Square, Stamford, Connecticut 06901, as agent for the Lenders, (hereinafter referred to as the “Agent”).

PREAMBLE

WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of November 14, 2002 by and among the Borrower, the Lenders and the Agent (as amended and in effect from time to time, the “Loan Agreement”), the Lenders made, or agreed to make in the future, certain Loans to the Borrower;

WHEREAS, the Borrower has requested Lenders to amend the Loan Agreement in order to, among other things, add Q.E.P. Co. U.K. Limited (“QEP UK”) as a Borrower and waive certain requirements contained therein; and

WHEREAS, Lenders are willing to amend the Loan Agreement and waive such requirements subject to and in reliance upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and acknowledging that Lenders are relying upon the representations, warranties, acknowledgments, covenants and agreements of Borrower contained herein, Borrower and Lenders agree as follows:

I. Acknowledgments and Affirmations.

A. Borrower and Lenders acknowledge and agree that capitalized terms used herein and without definition shall have the meanings assigned to them in the Loan Agreement.

B. Borrower acknowledges and affirms that:

1. As of December 31, 2003, Borrower is legally and validly indebted to Lenders under the Loan Agreement in the principal amount (including the face amount of outstanding Letters of Credit) of $ $14,904,959.75 with respect to the Revolving Loan, $ 5,991,666.00 with respect to the Term Loans, $0.00 with respect to the BV Loans and CAD $2,136,179.22 with respect to the Mortgage Loan, plus interest, fees and charges accrued and accruing thereon and thereunder, and there is no defense, offset or counterclaim with respect to any such indebtedness or independent claim or action against Lenders.

2. All indebtedness of Borrower to Lenders whenever and however arising, is secured by a duly perfected, first priority security interest in the Collateral (or, in the case of QEP UK, a second priority security interest in the Collateral which is and shall be junior only to the liens described in subsection III (ii) below).

C. Borrower represents and warrants that:

1. The resolutions previously adopted by the Board of Directors of each Borrower with respect to the Loan Agreement and provided to Lenders have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Agreement and the documents and transactions describe herein.

2. Each Borrower has the corporate power and authority to enter into this Agreement and the transactions contemplated herein, and each Borrower has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

3. Except as amended by this Agreement, all representations, warranties and covenants contained in the Loan Agreement, and in the schedules and exhibits attached thereto, are true and correct on and as of the date hereof, are incorporated herein by reference and, with respect to each Borrower organized under the laws of any jurisdiction with the United States, Canada, the Netherlands, Australia or the United Kingdom, are hereby remade, and, with respect to each other Borrower, are hereby remade to the best of their knowledge.

4. No Borrower is currently in default under the Loan Agreement, and no condition exists or has occurred which would constitute a default thereunder but for the giving of notice or passage of time, or both.

D. The consummation of the transactions contemplated herein (a) is not prevented or limited by, nor does it conflict with or result in a breach of the terms, conditions or provisions of, any Borrower’s articles of incorporation or bylaws, or any evidence of indebtedness, agreement or instrument of whatever nature to which any Borrower is a party or by which any of them is bound, (b) does not constitute a default under any of the foregoing, and (c) does not violate any federal, state or local law, regulation or order of any court or agency which is binding upon any Borrower.

II. Amendments to Loan Agreement. The following amendments to the Loan Agreement shall be made.

A. Section 1.1 is hereby amended by adding the following definition in the appropriate alphabetical location:

“‘Borrower’ means that term as defined in the preamble to the Second Amendment and Waiver Agreement to the Agreement dated as of January 9, 2004.”

B. Section 1.1 is hereby further amended by deleting the definitions of “Foreign Advances” and “Foreign Companies” and replacing them with the following:

“Foreign Advances” shall mean those advances made in favor of Roberts Japan KK, Roberts U.K. Limited, Roberts Germany GmbH, Roberts S.A.R.L., Q.E.P Holding B.V., Q.E.P. Aust. Pty. Limited, Q.E.P. Chile Limitada, Q.E.P. Co., New Zealand Limited, Q.E.P. Zocalis S.R.L., and Q.E.P. Co. U.K. Limited.

“Foreign Companies” shall mean Roberts Japan KK, Roberts U.K. Limited, Roberts Germany GmbH, Roberts S.A.R.L., Q.E.P. Holding B.V., Q.E.P. Aust. Pty. Limited, Q.E.P. Chile Limitada, Q.E.P. Co., New Zealand Limited, Q.E.P. Zocalis S.R.L. and Q.E.P. Co. U.K. Limited.

C. Section 1.1 is hereby further amended by adding the following sentence at the end of the definition of “Eligible Accounts Receivable”. “An Eligible Account Receivable” may, at the relevant time of reference, only be included in the calculation of one, but not more than one, of the Borrowing Base, the BV Borrowing Base, and the Foreign Borrowing Base.

D. Schedule 1 to the Loan Agreement is hereby amended by adding in the appropriate alphabetical location, “Q.E.P.- O’Tool, Inc.”.

III. Certain Waivers. The following sections of the Loan Agreement are hereby waived on a one-time basis, solely for the purposes set forth below:

(i) Section 5.14, solely to permit the acquisition by QEP UK of certain stock and/or assets of Vitrex Limited (“Vitrex”). The Agent and the Lenders acknowledge and agree that the consideration for this acquisition shall not be counted in calculating the annual and aggregate limits set forth in Section 5.14 (a)(ix).

(ii) Section 6.1, solely to permit the incurrence of liens by QEP UK in favor of HSBC Bank plc and HSBC Invoice Finance (UK) Ltd securing indebtedness described in (iii) below;

(iii) Section 6.2, solely to permit the incurrence by QEP UK of certain indebtedness on or about the date hereof in favor of HSBC Bank plc and HSBC Invoice Finance (UK) Ltd for purposes of financing such acquisition and providing working capital to QEP UK;

(iv) Section 6.3, solely to permit the acquisition by QEP UK of certain assets of Vitrex;

(v) Section 6.9, solely to permit the guarantee by Q.E.P. Co., Inc., upon terms and conditions satisfactory to the Required Lenders, of the indebtedness described in (iii) above; and

(vi) Section 6.11, solely to permit the creation of QEP UK as a Subsidiary.

IV. Joinder. QEP UK hereby agrees to become a Borrower as such term is used in the Loan Agreement and the Loan Documents and, by virtue of its execution and delivery of this Agreement, agrees to assume all of the obligations and liabilities of a Borrower under the Loan Agreement and the other Loan Documents and be deemed to be a party and signatory to the Loan Agreement and the other Loan Documents (including, without limitation, the Notes).

V. Pledge of QEP UK stock. Pursuant to Section 5.14(b) of the Loan Agreement, Q.E.P. Co., Inc. hereby pledges 66 2/3% of the issued and outstanding capital stock of QEP UK to the Agent, for the ratable benefit of the Lenders, and agrees (i) that the Stock Pledge Agreement is hereby amended in all respects necessary to effect such pledge and (ii) to take all further actions as may be required under English law to evidence and effect such pledge.

VI. Amendment to Other Loan Documents. The Loan Documents are hereby amended so as to be consistent with the amendments set forth in this Agreement.

VII. Miscellaneous.

A. Each Borrower acknowledges, agrees and affirms that Lenders’ first priority security interest, (or, in the case of QEP UK, Lenders’ second priority security interest, which is and shall be junior only to the liens described in subsection III (ii) above) in its personal property and assets shall continue to secure Borrower’s respective indebtedness to Lenders arising under the Loans.

B. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut (except its conflicts of laws provisions).

C. Upon the execution of this Agreement, the Loan Agreement is amended to the extent this Agreement amends the Loan Agreement. Except as specifically amended by the terms of this Agreement, all terms and conditions set forth in the Loan Agreement shall remain in full force and effect.

D. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

WITNESSES AS TO ALL BORROWERS	BORROWER: Q.E.P. CO., INC.

By:

Marc Applebaum Its Chief Financial Officer Duly Authorized

Q.E.P.-O’TOOL, INC.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

MARION TOOL CORPORATION

By:

Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS CONSOLIDATED INDUSTRIES, INC.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS HOLDING INTERNATIONAL INC.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS COMPANY CANADA LIMITED

By:

Marc Applebaum Its Director, Secretary Duly Authorized

ROBERTS U. K. LIMITED

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its Chairman, Director Duly Authorized

ROBERTS GERMANY GmbH

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

ROBERTS S.A.R.L.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

ROBERTS JAPAN KK

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President Duly Authorized

ROBERTS HOLLAND B.V.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

Q.E.P. HOLDING B.V.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

Q.E.P. STONE HOLDINGS, INC.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

Q.E.P. AUST. PTY. LIMITED

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

Q.E.P. CO. NEW ZEALAND, LIMITED

By:

Marc Applebaum Its President, Director Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

Q.E.P. CHILE LIMITADA

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

Q.E.P. ZOCALIS HOLDING, L.L.C.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

Q.E.P. ZOCALIS S.R.L.

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its President, Director Duly Authorized

BOIARDI PRODUCTS CORPORATION

By:

Marc Applebaum Its Director, Secretary Duly Authorized

Q.E.P. CO. U.K. LIMITED

By:

Marc Applebaum Its Director, Secretary Duly Authorized

By:

Lewis Gould Its Director Duly Authorized

WITNESSES AS TO AGENT:	AGENT: FLEET CAPITAL CORPORATION

By:

Deirdre Sikora Its Vice President Duly Authorized

WITNESSES AS TO FCC:	LENDERS: FLEET CAPITAL CORPORATION

By:

Deirdre Sikora Its Vice President Duly Authorized

WITNESSES AS TO HSBC:	LENDERS: HSBC BANK USA

By:

Jose M. Cruz Its Senior Vice President Duly Authorized